Exhibit 10.3

[EXECUTION COPY]

FOURTH AMENDMENT TO

CREDIT AGREEMENT

This FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Fourth Amendment”) dated as of August 8,  2014 is among GREEN PLAINS GRAIN COMPANY LLC, a Delaware limited liability company (including in its capacity as successor by merger to Green Plains Essex  Inc., an Iowa corporation) (“GPG”) and GREEN PLAINS GRAIN COMPANY TN LLC, a Delaware limited liability company (“TN” and together with GPG, the “Borrower”),  the Lenders party thereto and BNP PARIBAS, as Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Credit Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders, Sole Bookrunner, the Syndication Agent, the Administrative Agent, the Collateral Agent, the Swing Line Lender and the Issuing Lender are parties to a Credit Agreement dated as of October 28, 2011 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”);  and

WHEREAS, the Borrower has requested certain amendments to the Credit Agreement, and the parties hereto have agreed to amend the Credit Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendments.

Upon the occurrence of the Effective Date (as defined in Section 2 below), the Credit Agreement is hereby amended as follows:

(a) Section 1.1 is amended as follows:

(i)The definition of “Account Control Agreement” is amended and restated in its entirety as follows:

““Account Control Agreement”:  each agreement among the Collateral Agent, the Borrower, and a securities intermediary, commodity intermediary or bank, as applicable, required pursuant to the Security Agreement.”

(ii)The definition of “Approved Commodity Contract Counterparty” is amended and restated in its entirety as follows:

““Approved Commodity Contract Counterparty”:  any counterparty set forth on Schedule 1.0H with a Counterparty Limit greater than $1,000,000, that is party to a Commodity Contract.”

(iii)The definition of “Approved Storage Location” is amended and restated in its entirety as follows:

““Approved Storage Location”:  means:

(i)  any third party owned or operated warehouse, storage facility, or loading facility (other than any such facility leased by and under the control of the Borrower) in which the Borrower stores its Grain Inventory and Non-Grain Inventory, provided, that (x) such warehouse, storage facility, or loading facility has been approved by the Administrative Agent, (y) the Borrower’s inventory located at such location shall be subject to a Perfected Lien and (z) such warehouse, storage facility or loading facility shall have entered into a storage control agreement with the Collateral Agent in form and substance acceptable to the Administrative Agent;

(ii) any warehouse, storage facility, or loading facility owned by the Borrower (other than under clause (iii) below) in which the Borrower stores its Grain Inventory and Non-Grain Inventory, acceptable to the Administrative Agent,  provided,  that (x)  the Borrower’s inventory located at such location shall be subject to a Perfected Lien and  (y) the Administrative Agent shall, upon its request or the request of the Required Lenders, have obtained a mortgagee waiver agreement (in form and substance acceptable to the Administrative Agent) duly executed by the applicable mortgagee; and

(iii)  any warehouse, storage facility, or loading facility (a) leased by and under the control of the Borrower or (b) owned by the Borrower but located on premises leased by the Borrower, in each case (under subclauses  (a) and (b) above) in which the Borrower stores its Grain Inventory and Non-Grain Inventory, acceptable to the Administrative Agent, provided, that (x) the Borrower’s inventory located at such location shall be subject to a Perfected Lien, (y) the Administrative Agent shall have obtained a landlord waiver agreement (in form and substance acceptable to the Administrative Agent) duly executed by the applicable landlord and (z) the Administrative Agent shall, upon its request or the request of the Required Lenders, have obtained a mortgagee waiver agreement (in form and substance acceptable to the Administrative Agent) duly executed by the applicable mortgagee.

As of August 8,  2014, the Approved Storage Locations are those set forth on Schedule 1.0C.”

(iv)The definition of “Approved Suppliers” is deleted.

(v)The definition of “Bank Blocked Accounts” is amended and restated in its entirety as follows:

““Bank Blocked Accounts”:  means the deposit accounts listed on Schedule 1.0A and other deposit accounts of the Borrower which are (a) maintained with

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(i) the Administrative Agent or (ii) any other bank or financial institution acceptable to the Administrative Agent, in its sole discretion, in each case subject (in the case of this clause (ii)), to an Account Control Agreement and (b) at all times subject to Perfected Lien.”

(vi)The definition of “Borrowing Base” is amended by (A) amending and restating clause (xii) as follows:

“(xii) 100% of the amount of all Indebtedness secured by Permitted Liens to the extent encumbering assets otherwise included in the Borrowing Base;  minus”;

(B)    deleting in clause (e) of the proviso in the paragraph immediately following clause (xiv) thereof, “$50,000,000” and replacing it with “$62,000,000”; and

(C)  inserting the following at the end of such definition:

“Notwithstanding anything contained in the Credit Agreement to the contrary, at any time during the period between required deliveries of Borrowing Base Reports, Borrower may deliver an Interim Borrowing Base Report to Administrative Agent, and, subject to Administrative Agent’s sole discretion, the Borrowing Base as calculated therein shall for all purposes be the Borrowing Base as defined in the Credit Agreement, and the Interim Borrowing Base Report shall for all purposes constitute the then applicable Borrowing Base Report until the next scheduled Borrowing Base Report or Interim Borrowing Base Report shall be delivered,  provided, that an Interim Borrowing Base Report shall be delivered no later than noon (NYC time) at least two Business Days prior to the date on which the Borrower delivers a Notice of Borrowing, Credit Request for Issuance of Credit,  Credit Request for Amendment of Credit or any other request for an Extension of Credit, as applicable, in respect of  which the new Borrowing Base is necessary to support such requested Extension of Credit.”

(vii)The definition of “Counterparty Limits” is amended and restated in its entirety as follows:

““Counterparty Limits:  means the credit limit applicable to each Commodity Contract counterparty set forth on Schedule 1.0H.”

(viii)The definition of “Eligible Account Receivable” is amended by deleting clause (g)(vi) therein and replacing it with the following:

“(vi) shall not, when taken together with all other Accounts Receivable owing by the applicable Account Debtor, exceed the applicable Counterparty Limit;”.

(ix)The definition of “Eligible Affiliate Account Receivable” is amended by (A) deleting “, is owing from a Plant Entity and was generated at a plant location set forth in Section IV of Schedule 1.0H hereof” and replacing it with “and is owing from a Plant Entity” and (B) amending and restating clauses (v) and (vi) of the proviso therein as follows:

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“(v) if any Plant Entity guarantees or otherwise provides credit support for Indebtedness (or other liabilities) of the Parent and/or any Affiliate of the Parent or such Plant Entity (excluding the GPP Plant Entity Guarantees), in an aggregate principal amount (in respect of such Indebtedness or liabilities so guaranteed or otherwise credit supported) in excess of such Plant Entity’s Guaranty Limit, all Accounts Receivable owing by such Plant Entity to the Borrower shall not be Eligible Affiliate Accounts Receivable and (vi) if any one or a combination of Plant Entities guarantee or otherwise provide credit support for Indebtedness (or other liabilities) of the Parent and/or any Affiliate of the Parent or such Plant Entity  (excluding the GPP Plant Entity Guarantees), in an aggregate principal amount (in respect of such Indebtedness or liabilities so guaranteed or otherwise credit supported) in excess of $62,000,000, all Accounts Receivable owing to the Borrower by each such Plant Entity that has provided such guarantees or other credit support shall not be Eligible Affiliate Accounts Receivable.”

(x)The definition of “Eligible Grain Inventory” is amended by (A) deleting clause (i) thereof and replacing it with the following:

“(i) it is located at an Approved Storage Location in the United States;” and

(B) deleting “and” at the end of clause (j); (C) deleting “.” at the end of clause (k) and replacing it with “;” and (D) inserting the following new clauses (l) and (m) after clause (k):

“(l) the Borrower has performed appropriate searches in the required filing offices to confirm the absence of any Lien; and

(m) the Borrower has taken all commercially reasonable and appropriate measures to assure that such Grain Inventory is free and clear of any Liens or claims of the supplier or any secured creditor with respect to such supplier.”

(xi)The definition of “Eligible Grain Inventory in Transit” is amended by (A) deleting clause (j) thereof and replacing it with the following:

“(j)  it is in transit under the control and ownership of the Borrower in the United States (i) to an Approved Storage Location in the United States or (ii) on a water borne vessel chartered, rented, owned or leased by the Borrower and is traveling on navigable waterways within the United States, with the original bills of lading (and, if issued in more than one original, the full set as indicated on such bills of lading) issued or endorsed to the order of the Collateral Agent or issued to the order of the Borrower to be held by the Borrower in the United States for the benefit of the Collateral Agent;” and

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(B) deleting “and” at the end of clause (k); (C) deleting “.” at the end of clause (l) and replacing it with “;” and (D) inserting the following new clauses (m) and (n) after clause (l):

“(m) the Borrower has performed appropriate searches in the required filing offices to confirm the absence of any Lien; and

(n) the Borrower has taken all commercially reasonable and appropriate measures to assure that such Grain Inventory is free and clear of any Liens or claims of the supplier or any secured creditor with respect to such supplier.”

(xii)The definition of “Eligible Net Unrealized Gain on Forward Contracts” is amended by (a) deleting in clause (x) of the proviso therein, “(other than Plant Entities)” and (b) deleting in clause (y) of the proviso therein, “or Plant Entity”.

(xii)The definition of “Eligible Non-Grain Inventory” is amended by (A) deleting clause (i) thereof and replacing it with the following:

“(i) it is located at an Approved Storage Location in the United States;” and

(B)  deleting “and” at the end of clause (j); (C) deleting “.” at the end of clause (k) and replacing it with “;” and (D) inserting the following new clauses (l) and (m) after clause (k):

“(l) the Borrower has performed appropriate searches in the required filing offices to confirm the absence of any Lien; and

(m) the Borrower has taken all commercially reasonable and appropriate measures to assure that such Non-Grain Inventory is free and clear of any Liens or claims of the supplier or any secured creditor with respect to such supplier.”

(xiv)The new definition of “GPP Plant Entity” is inserted in its appropriate alphabetical place as follows:

““GPP Plant Entity”: each Plant Entity designated as a GPP Plant Entity on Schedule 1.0H hereto.”

(xv)The new definition of “GPP Plant Entity Guarantee” is inserted in its appropriate alphabetical place as follows:

““GPP Plant Entity Guarantee”: each guaranty by a GPP Plant Entity of the Indebtedness of Green Plains Processing LLC (“GPP”) in an aggregate principal amount not to exceed $225,000,000, under a Term Loan Agreement dated as of June 10, 2014 (as amended, supplemented or otherwise modified from time to time), among GPP, the lenders party thereto, Bank of Montreal and BNP Paribas Securities Corp. as joint lead arrangers and joint bookrunners and BNP Paribas as administrative agent and collateral agent.”

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(xvi)The definition of “Guaranty Limit” is amended by adding the following two rows of information at the bottom of the chart therein:

Green Plains Fairmont LLC	$9,500,000
Green Plains Wood River LLC	$9,500,000

(xvii)The definition of “Plant Entities” is amended and restated as follows:

““Plant Entities”: each of the entities set forth below the caption “Plant Entities” on Schedule 1.0H hereto.”

(b)Section 5.25(b) is amended and restated in its entirety as follows:

“(b) (i) No Plant Entity has guaranteed or otherwise provided credit support for Indebtedness (or other liabilities) of the Parent and/or any Affiliate of the Parent or such Plant Entity (excluding the GPP Plant Entity Guarantees) in an aggregate principal amount (in respect of such Indebtedness or liabilities so guaranteed or otherwise credit supported) greater than its Guaranty Limit and (ii) no Plant Entity or combination of Plant Entities have guaranteed or otherwise provided credit support for Indebtedness (or other liabilities) of the Parent and/or any Affiliate of the Parent or such Plant Entity (excluding the GPP Plant Entity Guarantees) in an aggregate principal amount (in respect of such Indebtedness or liabilities so guaranteed or otherwise credit supported) greater than $62,000,000.”

(c)Section 7.16 is amended and restated in its entirety as follows:

“7.16 Agricultural Products.

(a) The Borrower shall take all actions as may be commercially reasonably required, if any, to ensure that any Inventory (in whatever form) purchased by the Borrower are purchased free and clear of any Lien or other claims in favor of any seller or any secured party with respect to the assets of any seller.

(b) The Borrower will, upon the Administrative Agent’s request, at any time and from time to time, furnish the Administrative Agent with (x) a true, correct and complete list of Persons from whom the Borrower purchases any Inventory and the outstanding amounts owed by the Borrower to such Person and (y) copies of any written notice of Liens encumbering any Inventory (or amendments thereto), in each case delivered to the Borrower.

(c) In the event the Borrower receives any written notice of Liens encumbering any of its Inventory, the Borrower shall pay the related invoice within the payment terms specified therein and take any other action necessary to release any Lien on the Grain Inventory or Non-Grain Inventory covered thereby; provided,  however, that such invoice may remain unpaid if, and only so long as (i) appropriate legal or administrative action has been commenced in good faith and is being diligently pursued or defended by the Borrower, (ii) adequate reserves with respect to such contest are maintained on the books

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of the Borrower, in accordance with GAAP, (iii) the Borrower shall promptly pay such contested invoice and all additional charges, interest, penalties and expenses, if any, and shall deliver to Administrative Agent evidence reasonably acceptable to Administrative Agent of such payment, if such contest is terminated or discontinued adversely to the Borrower or the conditions set forth in this Section 7.16 are no longer satisfied, and (iv) such Grain Inventory or Non-Grain Inventory, as applicable, shall be excluded from the Borrowing Base.”

(d)Section 8.6 is amended by inserting in clause (b)(II)(i) of the proviso therein immediately after “such Fiscal Year”, the following: “(other than Restricted Payments under clauses (a) and (b)(I) above)”.

(e)Section 8.18 is amended by (i) deleting “(ii)” and replacing it with “(c)” and (ii) inserting at the end thereof (before the “.”) the following: “and, in respect of such accounts not maintained with the Administrative Agent, an Account Control Agreement”.

(f)Section 11.1(a) is amended as follows:

(i)Clause (viii) is amended by deleting “.” At the end thereof and replacing it with “; or”; and

(ii)The text which appears after clause (viii) as follows:  “Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon the Borrower, the Lenders, the Agents, and all future holders of the Loans and other Obligations.  In the case of any waiver, to the extent provided in such waiver, the Borrower, the Lenders and the Agents shall be restored to their former positions and rights hereunder and under the other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon; or” is (x) deleted and re-inserted after clause (ix) and (y) amended by (I) deleting “; or” at the end thereof and (II)  replacing it with “.”

(g)Section 11.1(c) is amended and restated in its entirety as follows:

“(c) Notwithstanding the foregoing provision of this Section 11.1, (i) the Fee Letters may be amended, modified or waived in a writing executed by only the parties thereto, (ii) Schedule 1.0D,  Schedule l.0F,  Schedule 1.0G and Schedule 1.0H may be amended or modified with the written consent of the Administrative Agent, the Required Lenders, and the Borrower, provided,  that Schedule 1.0H may be amended or modified with the written consent of the Administrative Agent and the Borrower so long as no such amendment or modification pertains to a Counterparty Limit, or an Approved Commodity Contract Counterparty with a Counterparty Limit, in each case greater than $7,000,000, (iii) Schedule 1.0A,  Schedule 1.0C and Schedule 8.18 may be amended or modified with the written consent of the Administrative Agent and the Borrower and (iv) each Account Control Agreement and each other tripartite agreement under which the Collateral Agent (or Administrative Agent) has obtained (or has intended to obtain) control over deposit, securities, investment, commodities or futures accounts of the Borrower (including, without limitation, the Commodity Account Control Agreement

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dated as of October 28, 2013 (as amended, supplemented or otherwise modified from time to time) among Borrower, R.J. O’Brien & Associates, LLC and the Administrative Agent), may be amended to add additional accounts to be controlled by the Collateral Agent (or Administrative Agent), with the written consent of the Administrative Agent and the Borrower.  The following procedure may be used, in the sole discretion of the Administrative Agent, in connection with any and all amendments or modifications requested by the Borrower to Schedule 1.0D,  Schedule l.0F,  Schedule 1.0G or Schedule 1.0H (except, in the case of Schedule 1.0H, for those amendments or modifications permitted above with the consent of the Administrative Agent and the Borrower): (x) the Borrower shall deliver a written request to the Administrative Agent, which request shall be provided by the Administrative Agent to the Lenders through posting on Debtdomain or other web site in use to distribute information to the Lenders, or by other electronic mail, or other notice procedure permitted under Section 11.2; and (y) the Required Lenders shall inform the Administrative Agent of such approval in writing (by electronic communication, telecopy or facsimile) within five (5) Business Days after receipt of notice from the Administrative Agent; provided, that failure of a Lender to respond to any request for approval within the time period provided for hereby shall be deemed to be approval of such requested amendment or modification by such Lender.”

(h)Section 11.1(d) is amended and restated in its entirety as follows:

“(d) Intentionally omitted.”

(i)Section 2.2 of the First Amendment dated as of January 6, 2012 is hereby deleted. For the avoidance of doubt, such provision has been replaced as set forth in Section (a)(v)(B) of this Fourth Amendment.

(j)Exhibits A and A-1 are amended and restated in their entirety as set forth on Annexes A and  B hereto, respectively.

(k)Schedule 1.0C is amended and restated in its entirety as set forth on Annex C.

(l)Schedules 1.0E and 1.0G are deleted.

(m)Schedule 1.0H is amended and restated in its entirety as set forth on Annex D hereto.

(n)Schedule 1.0F is amended by deleting in the footnote “Agent” and replacing it with “the Required Lenders”.

SECTION 2. Effectiveness of Amendment.

This Fourth Amendment shall become effective on the date (the “Effective Date”) on which:

(a)each of the Borrower, the Administrative Agent, the Swing Line Lender, the Issuing Lender and the Lenders shall have duly executed this Fourth Amendment;

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(b)the Borrower shall have paid to the Administrative Agent for the account of each Lender, a fully earned, non-refundable amendment fee in immediately available funds, in an amount equal to $3,000 (per Lender);

(c)the Borrower shall have paid to the Administrative Agent for its own account in immediately available funds, the fees set forth in the fee letter dated the date hereof between the Administrative Agent and the Borrower; and

(d)the Borrower shall have delivered to the Administrative Agent such opinions of counsel and authorization and organizational documents, in each case as the Administrative Agent or the Lenders shall request.

SECTION 3. Effect of Amendment; Ratification; Representations; etc.

(a)On and after the Effective Date, this Fourth Amendment shall be a part of the Credit Agreement, all references to the Credit Agreement in the Credit Agreement and the other Loan Documents shall be deemed to refer to the Credit Agreement as amended by this Fourth Amendment, and the term “this Agreement”, and the words “hereof”,  “herein”,  “hereunder” and words of similar import, as used in the Credit Agreement, shall mean the Credit Agreement as amended hereby.

(b)Except as expressly set forth herein, this Fourth Amendment shall not constitute an amendment, waiver or consent with respect to any provision of the Credit Agreement and the Credit Agreement is hereby ratified, approved and confirmed in all respects.

(c)In order to induce the Administrative Agent and the Lenders to enter into this Fourth Amendment, each Borrower represents and warrants to the Administrative Agent and the Lenders that before and after giving effect to the execution and delivery of this Fourth Amendment:

(i)the representations and warranties of such Borrower set forth in the Credit Agreement and in the other Loan Documents are true and correct in all material respects as if made on and as of the date hereof, except for those representations and warranties that by their terms were made as of a specified date which were true and correct on and as of such date; and

(ii)no Default or Event of Default has occurred and is continuing.

(d)Notwithstanding anything to the contrary contained in the Credit Agreement or in any other Loan Document, any Collateral or Loan Document which is or may be released (or terminated) upon termination of all Commitments (among other things) shall not be released until the Seasonal Line Commitments are also terminated and all Seasonal Line Loans shall have been repaid in full.

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SECTION 4. Counterparts.

This Fourth Amendment may be executed by one or more of the parties to this Fourth Amendment on any number of separate counterparts (including by facsimile or email transmission of signature pages hereto), and all of said counterparts taken together shall be deemed to constitute one and the same agreement.  A set of the copies of this Fourth Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

SECTION 5. Severability.

Any provision of this Fourth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 6. GOVERNING LAW.

THIS FOURTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. WAIVERS OF JURY TRIAL.

EACH OF THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS FOURTH AMENDMENT AND FOR ANY COUNTERCLAIM THEREIN.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed as of the day and year first above written.

GREEN PLAINS GRAIN COMPANY LLC, as a Borrower

By:Green Plains Renewable Energy, Inc., its sole member

By:   /s/ Patrich Simpkins

Name: G. Patrich Simpkins

Title:   EVP, Finance & Treasurer

GREEN PLAINS GRAIN COMPANY TN LLC, as a Borrower

By:Green Plains Grain Company LLC, its sole member

By:   /s/ Patrich Simpkins

Name: G. Patrich Simpkins

Title:   EVP, Finance & Treasurer

BNP PARIBAS, as Administrative Agent, Swing Line Lender, Issuing Lender and  a Lender

By:       /s/ Karlien Zumpolle

Name:  Karlien Zumpolle

Title:    Vice President

By:       /s/ Bradley Dingwall

Name:  Bradley Dingwall

Title:    Director

BANK OF THE WEST, as a Lender

By:       /s/ Stephen J. Hatz

Name:  Stephen J. Hatz

Title:    Senior Vice President

RABO AGRIFINANCE, INC., as a  Lender

By:        /s/ Judy A. Cockran

Name:   Judy A. Cockran

Title:     Assistant Vice President

FARM CREDIT BANK OF TEXAS,  as a Lender

By:       /s/ Alan Robinson

Name:  Alan Robinson

Title:    Vice President

MACQUARIE BANK LIMITED,  as a Lender

By:        /s/ Andrew McGrath

Name:   Andrew McGrath

Title:     Executive Director

By:        /s/ Nathan Booker

Name:   Nathan Booker

Title:     Division Director

(Macquarie POA Ref: #938 dated 22 November 2012, signed in Sydney)

ING CAPITAL LLC, as a Lender

By:        /s/ Daniel W. Lamprecht

Name:   Daniel W. Lamprecht

Title:     Managing Director

By:        /s/ Bennett C. Whitehurst

Name:   Bennett C. Whitehurst

Title:     Vice President

Exhibit 10.3

ANNEX A TO FOURTH AMENDMENT

EXHIBIT A

FORM OF BORROWING BASE REPORT

Date:[_________], 20[__]

BNP Paribas, as Administrative Agent

787 Seventh Avenue

New York, New York 10019

Attention: Ms. Karlien Zumpolle

For:Borrowing Base dated as of  _______ __, 201_ under Credit Agreement, dated as of October 28, 2011

Ladies and Gentlemen:

This certificate is delivered pursuant to Section 6.1(d) and/or 7.2(c) of the Credit Agreement, as applicable, dated as of October 28, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Green Plains Grain Company LLC (including in its capacity as successor by merger to Green Plains Essex Inc.) and Green Plains Grain Company TN LLC (together,  jointly and severally, the “Borrower”), the Lenders from time to time parties thereto, BNP Paribas, as Administrative Agent and Collateral Agent (in such capacity, together with its successors and assigns, the “Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

The undersigned Responsible Officer hereby certifies to the Agent and the Lenders that:

(a)such Responsible Officer is qualified and acting in the office of the Borrower indicated below such Responsible Officer’s name below;

(b)the information reflected on the reports and schedules attached hereto are true and correct in all material respects as of the date hereof;

(c)the amounts indicated on Annex I attached hereto were, to the best of my knowledge, true and accurate as of the date of preparation;

(d) the Borrower has not exceeded the maximum allowed Consolidated Net Position for any type of Grain Inventory individually or all Grain Inventory in the aggregate;

(e)no Accounts Receivable owing by Plant Entities which are included in the Borrowing Base have been outstanding for more than seven (7) days from the original invoice date;

Fourth Amendment

(f)with respect to each Plant Entity, (i) such Plant Entity is in compliance with all of its material agreements and obligations, (ii) such Plant Entity has not guaranteed or otherwise provided credit support for Indebtedness (or other liabilities) of the Parent and/or any Affiliate of the Parent or such Plant Entity (excluding the GPP Plant Entity Guarantees) in an aggregate principal amount (in respect of such Indebtedness or liabilities so guaranteed or otherwise credit supported) greater than its Guaranty Limit, (iii) no Plant Entity or combination of Plant Entities have guaranteed or otherwise provided credit support for Indebtedness (or other liabilities) of the Parent and/or any Affiliate of the Parent or such Plant Entity (excluding the GPP Plant Entity Guarantees) in an aggregate principal amount (in respect of such Indebtedness or liabilities so guaranteed or otherwise credit supported) greater than $62,000,000, (iv) no breach or other default has occurred and is continuing under any of such Plant Entity’s financing agreements or other material agreements, and  (v) there has been no development or event which has had or could reasonably be expected to have a material adverse effect on the business, assets, income, property, liabilities (actual or contingent), operations or condition (financial or otherwise), or prospects of such Plant Entity, such that, such Plant Entity would be required to provide notice of such development or event under any of such Plant Entity’s financing agreements or other material agreements;

(g)no Default or Event of Default has occurred and is continuing;

(h)no event or development which has had or could reasonably be expected to have a Material Adverse Effect has occurred; [;  and]

[(i)  the amounts indicated on the Position Report attached hereto as Annexes  III and IV, to the best of my knowledge, true and accurate as of the date of preparation.]1

[Remainder of page intentionally blank; signature page follows.]

1Pursuant to Section 7.2(d) of the Credit Agreement, Borrower must provide a Position Report with the month-end Borrowing Base Report furnished to the Administrative Agent pursuant to Section 7.2(c) of the Credit Agreement.

Fourth Amendment

The foregoing certifications together with the supporting information and reports with respect to which this Borrowing Base Report is delivered, are made and delivered as of the date first written above.

GREEN PLAINS GRAIN COMPANY LLC, as a Borrower

By:Green Plains Renewable Energy, Inc., its sole member

By:

Name:

Title:

GREEN PLAINS GRAIN COMPANY TN LLC, as a Borrower

By:Green Plains Grain Company LLC, its sole member

By:

Name:

Title:

c/o Green Plains Grain Company LLC
450 Regency Parkway, Suite 400
Omaha, Nebraska 68114
Attention: Mr. Jerry Peters
Fax: (402)  884-8776
Phone: (402)  315-1603
Email: jerry.peters@gpreinc.com

Fourth Amendment

ANNEX I

TO

BORROWING BASE REPORT

Borrowing Base

As of [________], 20[__]

I. Collateral Type[1]	Gross Value	Advance Rate	Borrowing Base Value
1. Eligible Cash Collateral, less unpaid checks, overdrafts, or other unpaid amounts related thereto for which any Person has a prior unpaid claim, plus	$[_______]	100%	$[_______]
2. Eligible Net Liquidation Value in Brokerage Accounts, plus	$[_______]	100%	$[_______]
3. Eligible Net Liquidation Value in Third Party Brokerage Accounts, plus	$[_______]	90%	$[_______]
4. Eligible Accounts Receivable, plus	$[_______]	85%	$[_______]
5. Eligible Accounts Receivable that are backed by a letter of credit in a form and from an issuing bank, in each case, as approved by the Administrative Agent in its Permitted Discretion, plus	$[_______]	90%	$[_______]
6. Eligible Grain Inventory evidenced by warehouse receipts (see detail below), plus	$[_______]	90%	$[_______]
i. Grain Inventory evidenced by warehouse receipts, less	$________
ii. Grain Inventory evidenced by warehouse receipts subject to statutory Liens, less	$________
iii. Other ineligible Grain Inventory evidenced by warehouse receipts	$________

7. Eligible Grain Inventory not evidenced by warehouse receipts (see detail below), plus	$[_______]	85%	$[_______]
i. Grain Inventory not evidenced by warehouse receipts, less	$________
ii. Grain Inventory not evidenced by warehouse receipts subject to statutory Liens, less	$________
iii. Other ineligible Grain Inventory not evidenced by warehouse receipts	$________

1              In no event shall any amounts described in categories I.1 through I.11 above which may fall into more than one of such categories be counted more than once when making the calculation of Borrowing Base.

ANNEX I - 1

8. Eligible Non-Grain Inventory, subject to permitted product approval by the Administrative Agent, plus	$[_______]	75%	$[_______]
9. Eligible Affiliate Accounts Receivable, plus	$[_______]	85%	$[_______]
10. Eligible Grain Inventory In Transit (lesser of 10(a) or 10(b)) (see detail below), plus			$[_______][2]
i. Grain Inventory in transit, less	$_______
ii. Grain Inventory in transit subject to statutory Liens, less	$_______
iii. Other ineligible Grain Inventory in transit	$_______
(a) Unadjusted Eligible Grain Inventory In Transit	$[_______]	85%	$[_______]
(b) 10% of Borrowing Base	$[_______]
11. Eligible Net Unrealized Gain on Forward Contracts[3] (lesser of 11(a) or 11(b))			$[_______][4]
(a) Unadjusted Eligible Net Unrealized Gain on Forward Contracts	$[_______]	75%	$[_______]
(b) 30% of Borrowing Base	$[_______]
12. Less, all Indebtedness secured by Permitted Liens to the extent encumbering assets otherwise included in the Borrowing Base	$[_______]	100%	$[_______]
13. Less, all prepayments from Borrower’s customers	$[_______]	100%	$[_______]
14. Less, the amount of any Obligations owed to a Swap Party under a Swap Contract with Borrower which Obligations are secured pursuant to the Security Agreement	$[_______]	100%	$[_______]
15. Less, the amount of any excess Eligible Accounts Receivable of Affiliates and Eligible Net Unrealized Gain on Forward Contracts of Affiliates over the applicable cap (15(d) minus 15(e), to the extent the difference is a positive number)		100%	$[_______]
(a) Eligible Affiliate Accounts Receivable	$[_______]	85%	$[_______]
(b) Intentionally omitted

2 In no event shall the aggregate amount of Eligible Grain Inventory In Transit, after giving effect to the applicable advance rate, exceed an amount equal to ten percent (10%) of the Borrowing Base.
3In no event shall any Commodity Contracts be included in any category in the Borrowing Base other than Eligible Net Unrealized Gain on Forward Contracts.

4 In no event shall the aggregate amount of Eligible Net Unrealized Gain on Forward Contracts, after giving effect to the applicable advance rate, exceed an amount equal to thirty percent (30%) of the Borrowing Base.

ANNEX I - 2

(c) Eligible Net Unrealized Gain on Forward Contracts of Affiliates	$[_______]	75%	$[_______]
(d) Aggregate total of Eligible Accounts Receivable and Eligible Net Unrealized Gain on Forward Contracts of Affiliates (Sum of 15(a) plus 15(c))			$[_______]
(e) Applicable cap			$62,000,000
16.Total Collateral (Sum of I.1 through I.11, minus I.12 through I.15)			$[_______]
II. Extensions of Credit
1. Letters of Credit			$[_______]
2. Revolving Loans			$[_______]
3. Swing Line Loans			$[_______]
4. Seasonal Line Loans			$[_______]
5. Subtotal (II.1 + II.2 + II.3 + II.4)			$[_______]

ANNEX I - 3

ANNEX II

TO

BORROWING BASE REPORT

Enclosed with this Borrowing Base Report are all necessary schedules, supporting information, and reports with details for the above, pursuant to the requirements under Section 1.1 of the Credit Agreement.

ANNEX II - 1

ANNEX III

TO

BORROWING BASE REPORT

Position Report6

A. Consolidated Net position for all Grain Inventory in the aggregate	______ bushels*
B. Net Position for each type of Grain Inventory individually
Corn	______ bushels*
Aggregate Long Position for Corn and Milo	______ bushels
Aggregate Short Position for Corn and Milo	______ bushels
Soybeans	______ bushels*
Aggregate Long Position for Soybeans	______ bushels
Aggregate Short Position for Soybeans	______ bushels
Wheat	______ bushels*
Aggregate Long Position for Wheat	______ bushels
Aggregate Short Position for Wheat	______ bushels

[Each other type of Grain Inventory that Borrower and/or any Subsidiary has contracted to sell (whether by sale of a contract on a commodities exchange or otherwise) or which the Borrower and/or any Subsidiary will deliver in an exchange or under a Swap Contact]

______ bushels*
[Aggregate Long Position for each other type of Grain Inventory individually]	______ bushels
[Aggregate Short Position for each other type of Grain Inventory individually]	______ bushels

*  If the Consolidated Net Position is an amount less than zero, it shall be expressed in each case as a positive number.

6           To be included with each month-end Borrowing Base Report furnished by Borrower to the Administrative Agent pursuant to Section 7.2(c) of the Credit Agreement.

ANNEX III - 1

Exhibit 10.3

ANNEX IV

TO

BORROWING BASE REPORT

Summary of Commodity Repurchase Agreements

Type of Grain Inventory:[7]		[______ ]
1.	Aggregate number of bushels of [insert type of Grain Inventory listed above] subject to the commodity repurchase agreements.	________ bushels
2.	Initial selling price of [insert type of Grain Inventory listed above] subject to the commodity repurchase agreements.	$[________]
3.	Locations of [insert type of Grain Inventory listed above] subject to the commodity repurchase agreements.
(a) [insert name of Location 1]
[(b) insert name of Location 2, if necessary]

7 To be provided for each type of Grain Inventory subject to a commodity repurchase agreements individually.

EXHIBIT A-1 - 1

ANNEX  B TO FOURTH AMENDMENT

EXHIBIT A - 1

FORM OF INTERIM BORROWING BASE REPORT

Date:[_________], 20[__]

BNP Paribas, as Administrative Agent

787 Seventh Avenue

New York, New York 10019

Attention: Ms. Karlien Zumpolle

For:Borrowing Base dated as of  _______ __, 201_ under Credit Agreement, dated as of October 28, 2011

Ladies and Gentlemen:

This certificate is delivered pursuant to the Credit Agreement, dated as of October 28, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Green Plains Grain Company LLC (including in its capacity as successor by merger to Green Plains Essex Inc.) and Green Plains Grain Company TN LLC (together,  jointly and severally, the “Borrower”), the Lenders from time to time parties thereto, BNP Paribas, as Administrative Agent and Collateral Agent (in such capacity, together with its successors and assigns, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

The undersigned Responsible Officer hereby certifies to the Administrative Agent and the Lenders that:

(a)such Responsible Officer is qualified and acting in the office of the Borrower indicated below such Responsible Officer’s name below;

(b)the information reflected on the reports and schedules attached hereto are true and correct in all material respects as of the date hereof (except as noted below);

(c)the amounts indicated on Annex I attached hereto were, to the best of my knowledge, true and accurate as of the date of preparation (except as noted below);

(d) the Borrower has not exceeded the maximum allowed Consolidated Net Position for any type of Grain Inventory individually or all Grain Inventory in the aggregate;

(e)no Accounts Receivable owing by Plant Entities which are included in the Borrowing Base have been outstanding for more than seven (7) days from the original invoice date;

(f)with respect to each Plant Entity, (i) such Plant Entity is in compliance with all of its material agreements and obligations, (ii) such Plant Entity has not guaranteed or otherwise

EXHIBIT A-1 - 2

provided credit support for Indebtedness (or other liabilities) of the Parent and/or any Affiliate of the Parent or such Plant Entity (excluding the GPP Plant Entity Guarantees) in an aggregate principal amount (in respect of such Indebtedness or liabilities so guaranteed or otherwise credit supported) greater than its Guaranty Limit, (iii) no Plant Entity or combination of Plant Entities have guaranteed or otherwise provided credit support for Indebtedness (or other liabilities) of the Parent and/or any Affiliate of the Parent or such Plant Entity (excluding the GPP Plant Entity Guarantees) in an aggregate principal amount (in respect of such Indebtedness or liabilities so guaranteed or otherwise credit supported) greater than $62,000,000, (iv) no breach or other default has occurred and is continuing under any of such Plant Entity’s financing agreements or other material agreements, and  (v) there has been no development or event which has had or could reasonably be expected to have a material adverse effect on the business, assets, income, property, liabilities (actual or contingent), operations or condition (financial or otherwise), or prospects of such Plant Entity, such that, such Plant Entity would be required to provide notice of such development or event under any of such Plant Entity’s financing agreements or other material agreements;

(g)no Default or Event of Default has occurred and is continuing; and

(h)no event or development which has had or could reasonably be expected to have a Material Adverse Effect has occurred.

 [Remainder of page intentionally blank; signature page follows.]

EXHIBIT A-1 - 3

The foregoing certifications together with the supporting information and reports with respect to which this Borrowing Base Report is delivered, are made and delivered as of the date first written above.

GREEN PLAINS GRAIN COMPANY LLC, as a Borrower

By:Green Plains Renewable Energy, Inc., its sole member

By:

Name:

Title:

GREEN PLAINS GRAIN COMPANY TN LLC, as a Borrower

By:Green Plains Grain Company LLC, its sole member

By:

Name:

Title:

c/o Green Plains Grain Company LLC
450 Regency Parkway, Suite 400
Omaha, Nebraska 68114
Attention: Mr. Jerry Peters
Fax: (402)  884-8776
Phone: (402)  315-1603
Email: jerry.peters@gpreinc.com

EXHIBIT A-1 - 4

ANNEX I

TO

INTERIM BORROWING BASE REPORT

Borrowing Base

As of [________], 20[__]

I. Collateral Type[1]	Gross Value	Advance Rate	Borrowing Base Value
1.Eligible Cash Collateral (after giving effect to the proposed Extensions of Credit related to this Interim Borrowing Base Report), less unpaid checks, overdrafts, or other unpaid amounts related thereto for which any Person has a prior unpaid claim, plus	$[_______]	100%	$[_______]
2.Eligible Net Liquidation Value in Brokerage Accounts, plus	$[_______]	100%	$[_______]
3.Eligible Net Liquidation Value in Third Party Brokerage Accounts, plus	$[_______]	90%	$[_______]
4.Eligible Accounts Receivable, plus	$[_______]	85%	$[_______]
5.Eligible Accounts Receivable that are backed by a letter of credit in a form and from an issuing bank, in each case, as approved by the Administrative Agent in its Permitted Discretion, plus	$[_______]	90%	$[_______]
6.Eligible Grain Inventory evidenced by warehouse receipts (see detail below), plus	$[_______]	90%	$[_______]
i. Grain Inventory evidenced by warehouse receipts, less	$________
ii. Grain Inventory evidenced by warehouse receipts subject to statutory Liens, less	$________
iii. Other ineligible Grain Inventory evidenced by warehouse receipts	$________
7.Eligible Grain Inventory not evidenced by warehouse receipts (see detail below), plus	$[_______]	85%	$[_______]
i. Grain Inventory not evidenced by warehouse receipts, less	$_______
ii. Grain Inventory not evidenced by warehouse receipts subject to statutory Liens, less	$_______
iii. Other ineligible Grain Inventory not evidenced by warehouse receipts	$_______

1 In no event shall any amounts described in categories I.1 through I.11 above which may fall into more than one of such categories be counted more than once when making the calculation of Borrowing Base.

ANNEX I - 1

8.Eligible Non-Grain Inventory, subject to permitted product approval by the Administrative Agent, plus	$[_______]	75%	$[_______]
9.Eligible Affiliate Accounts Receivable, plus	$[_______]	85%	$[_______]
10.Eligible Grain Inventory In Transit (lesser of 10(a) or 10(b)) (see detail below), plus			$[_______][2]
i. Grain Inventory in transit, less	$________
ii. Grain Inventory in transit subject to statutory Liens, less	$________
iii. Other ineligible Grain Inventory in transit	$________

(a) Unadjusted Eligible Grain Inventory In Transit	$[_______]	85%	$[_______]
(b) 10% of Borrowing Base	$[_______]
11.Eligible Net Unrealized Gain on Forward Contracts[3] (lesser of 11(a) or 11(b))			$[_______][4]
(a) Unadjusted Eligible Net Unrealized Gain on Forward Contracts	$[_______]	75%	$[_______]
(b) 30% of Borrowing Base	$[_______]
12.Less, all Indebtedness secured by Permitted Liens to the extent encumbering assets otherwise included in the Borrowing Base	$[_______]	100%	$[_______]
13.Less, all prepayments from Borrower’s customers	$[_______]	100%	$[_______]
14.Less, the amount of any Obligations owed to a Swap Party under a Swap Contract with Borrower which Obligations are secured pursuant to the Security Agreement	$[_______]	100%	$[_______]
15.Less, the amount of any excess Eligible Accounts Receivable of Affiliates and Eligible Net Unrealized Gain on Forward Contracts of Affiliates over the applicable cap (15(d) minus 15(e), to the extent the difference is a positive number)		100%	$[_______]
(a) Eligible Affiliate Accounts Receivable	$[_______]	85%	$[_______]
(b) Intentionally omitted
(c) Eligible Net Unrealized Gain on Forward Contracts of Affiliates	$[_______]	75%	$[_______]

2 In no event shall the aggregate amount of Eligible Grain Inventory In Transit, after giving effect to the applicable advance rate, exceed an amount equal to ten percent (10%) of the Borrowing Base.
3 In no event shall any Commodity Contracts be included in any category in the Borrowing Base other than Eligible Net Unrealized Gain on Forward Contracts.

4 In no event shall the aggregate amount of Eligible Net Unrealized Gain on Forward Contracts, after giving effect to the applicable advance rate, exceed an amount equal to thirty percent (30%) of the Borrowing Base.

ANNEX I - 2

(d) Aggregate total of Eligible Accounts Receivable and Eligible Net Unrealized Gain on Forward Contracts of Affiliates (Sum of 15(a) plus 15(c))	$[_______]
(e) Applicable cap	$62,000,000
16.Total Collateral (Sum of I.1 through I.11, minus I.12 through I.15)	$[_______]
II. Extensions of Credit (after giving effect to the proposed Extensions of Credit related to this Interim Borrowing Base Report)
1. Letters of Credit	$[_______]
2. Revolving Loans	$[_______]
3. Swing Line Loans	$[_______]
4. Seasonal Line Loans	$[_______]
5. Subtotal (II.1 + II.2 + II.3 + II.4)	$[_______]

ANNEX I - 3

ANNEX II

TO

INTERIM BORROWING BASE REPORT

Enclosed with this Borrowing Base Report are all necessary schedules, supporting information, and reports with details for the above, pursuant to the requirements under Section 1.1 of the Credit Agreement.

ANNEX C TO FOURTH AMENDMENT

SCHEDULE 1.0C

Approved Storage Locations

I. Owned Storage Locations

Facility Name	Address	City State		Zip

GPG - Archer		2132 Archer Grain	Archer	NE	68816
GPG - Essex		411 North Street	Essex	IA	51638
GPG - Hopkins		P.O. Box 165, 200 North Railroad Street	Hopkins	MO	64461
GPG - St. Edward		400 Railroad Avenue	St. Edward	NE	68660

GPG - Bluffton		1441 S. Adams Street P.O. Box 297	Bluffton	IN	46714
GPG - Lakota		1660 428th Street	Lakota	IA	50451
GPG - Ord		48267 Val-E Road	Ord	NE	68862
GPG - Otter Tail		24096 170th Avenue	Fergus Falls	MN	56537
GPG - Riga		7025 Silberhorn	Blissfield	MI	49228
GPG - Superior		1495 320th Ave.	Superior	IA	51363

II.	Leased Storage Locations (with an executed Landlord Waiver and Consent Agreement)

Lessor Name	Address	City	State	Zip

Green Plains Atkinson LLC	87590 Hillcrest Road	Atkinson	NE	68713
Green Plains Bluffton LLC	1441 S. Adams Street	Bluffton	IN	46714
	P.O. Box 297
Green Plains Central City LLC	214 20th Street	Central City	NE	68826
Green Plains Fairmont LLC	1125 Bixby Rd	Fairmont	MN	56031
Green Plains Obion LLC	2098 McDonald Road	Rives	TN	38253
Green Plains Holdings II	1660 428th Street	Lakota	IA	50451
Green Plains Holdings II	7025 Silberhorn	Blissfield	MI	49228
Green Plains Ord LLC	48267 Val-E Road	Ord	NE	68862
Green Plains Otter Tail LLC	24096 170th Avenue	Fergus Falls	MN	56537
Green Plains Shenandoah LLC	4214 Airport Road	Shenandoah	IA	51601
Green Plains Superior LLC	1495 320th Ave.	Superior	IA	51363
Green Plains Wood River LLC	7874 South 104th Rd	Wood River	NE	68883

III. Third Party Locations (other than leased locations)

None.

ANNEX D TO FOURTH AMENDMENT

SCHEDULE 1.0H (1/2)

Counterparty Limits

Name – non-Plant Entities	Counterparty Limit

CHS/CHS Oilseed Processing	$15,000,000
Tyson Foods Inc.	$15,000,000
ADM	$15,000,000
Lansing Grain	$15,000,000
Cargill	$15,000,000
Valero	$15,000,000
Bunge Corporation	$15,000,000
AGP	$15,000,000
Rembrandt Enterprises (Grain)	$7,000,000
Lathrop Feed & Grain	$7,000,000
Penn Pak Inc.	$7,000,000
Bartlett Grain Co. LP	$7,000,000
Cottonwood Trading	$7,000,000
ADM Growmark	$7,000,000
Central State Enterprises	$7,000,000
Lifeline Foods Inc.	$7,000,000
Marshall Durbin Company	$7,000,000
Pilgrim’s Pride Corporation	$7,000,000
FC Feed Everly, Farnhamville	$7,000,000
Interstate Commodities Inc.	$7,000,000
Each other counterparty to a Commodity Contract (other than Plant Entities)	$1,000,000

Plant Entities (below)

SCHEDULE 1.0H (2/2)

	Plant Location	GPP Plant Entity	Ethanol Production Capacity (mmgy)	Counterparty Limit
Green Plains Bluffton LLC	Bluffton, Indiana	Yes	120	$10,000,000
Green Plains Central City LLC	Central City, Nebraska	Yes	100	$9,000,000
Green Plains Holdings II LLC	Lakota, Iowa	No	100	$9,000,000
Green Plains Obion LLC	Rives, Tennessee	No	120	$10,000,000
Green Plains Ord LLC	Ord, Nebraska	Yes	55	$5,000,000
Green Plains Otter Tail LLC	Fergus Falls, Minnesota	Yes	60	$5,000,000
Green Plains Holdings II LLC	Blissfield, Michigan	No	60	$5,000,000
Green Plains Shenandoah LLC	Shenandoah, Iowa	Yes	65	$6,000,000
Green Plains Superior LLC	Superior, Iowa	No	60	$5,000,000
Green Plains Atkinson LLC	Atkinson, Nebraska	Yes	50	$5,000,000
Green Plains Fairmont LLC	Fairmont, MN	No	110	$9,500,000
Green Plains Wood River LLC	Wood River, NE	No	110	$9,500,000
Total			1010	$88,000,000
		Subject to Aggregate Plant Entity Cap:		$62,000,000